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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):  November 1, 1995
                                                         ----------------


                           BANKERS FIRST CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)




         Georgia                    0-12120                   58-1529166
    ----------------           -----------------          -------------------
    (State or other               (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
     incorporation)


                  One Tenth Street, Augusta, Georgia 30901
        ----------------------------------------------------------------
        (Addresses, including zip codes, of principal executive offices)

                                (706) 849-3200
             -----------------------------------------------------
             (Registrant's telephone numbers, including area code)
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ITEM 5.      OTHER EVENTS.

         On October 31, 1995, Bankers First Corporation ("BFC"), SouthTrust Corporation ("SouthTrust") and SouthTrust of Georgia, Inc. ("S-T Georgia") entered into an Agreement and Plan of Merger (the "Agreement"), pursuant to which BFC will be merged with and into S-T Georgia (the "Merger"). The Board of Directors of BFC unanimously approved the Agreement and the transactions contemplated thereby at a meeting held on October 31, 1995.

         In accordance with the terms of the Agreement, each share of the $.01 par value common stock of BFC ("BFC Common Stock") outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive 1.126 shares (the "Exchange Ratio") of the common stock of SouthTrust ("SouthTrust Common Stock"). Each share of SouthTrust Common Stock issued in connection with the Merger upon conversion of BFC Common Stock will also be accompanied by a right to purchase preferred stock of SouthTrust pursuant to that certain Rights Agreement between SouthTrust and Mellon Bank, N.A., as rights agent. If the price of SouthTrust Common Stock declines by a specified amount during a defined measuring period prior to closing, there are circumstances in which BFC may give notice of termination of the Agreement unless SouthTrust determines, in its discretion, to increase the Exchange Ratio to eliminate BFC's right to terminate the Agreement.

         In addition, the Agreement contemplates that each of the stock options and stock appreciation rights granted by BFC under its stock option and other stock-based compensation plans will be converted into and become an option or right to purchase shares of SouthTrust Common Stock or to receive cash in accordance with the terms of the stock option or other plan under which such option or right was issued and the agreement by which it is evidenced, except that (i) the number of shares of SouthTrust Common Stock subject to each BFC option or right shall be equal to the number of shares of BFC Common Stock subject to such option or right multiplied by the Exchange Ratio, and (ii) the exercise price per share of SouthTrust Common Stock purchasable thereunder or upon which the amount of a cash payment is determined shall be that specified in the BFC option or right divided by the Exchange Ratio.

         The Merger is intended to constitute a tax-free transaction under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests.

         Immediately after executing the Agreement, BFC and SouthTrust entered into a Stock Option Agreement, pursuant to which BFC granted to SouthTrust an option to purchase, under certain circumstances and subject to adjustment, up to 942,854 shares of BFC Common Stock at a price of $29.00 per share (also subject to adjustment) (the "SouthTrust Option"). The SouthTrust Option, which, if exercised, would equal 19.9% of the outstanding shares of BFC Common Stock before giving effect to the exercise of the SouthTrust Option, was granted by BFC as a condition of and in consideration for SouthTrust's entering into the Agreement. Under certain circumstances, BFC may be required to repurchase the SouthTrust Option or the shares acquired pursuant to the exercise of the SouthTrust Option.

         The Agreement and the Merger will be submitted for approval at a meeting of the shareholders of BFC. Prior to such meeting, SouthTrust will file a registration statement with the Securities and Exchange Commission registering under the Securities Act of 1933, as amended, the SouthTrust Common Stock to be issued in exchange for the outstanding shares of BFC Common Stock (the "Registration Statement"). Such shares of SouthTrust Common Stock will be offered to the BFC shareholders pursuant to a prospectus that will also serve as a proxy statement for the BFC shareholders' meeting.

         Consummation of the Merger is subject to various conditions, including:
(i) receipt of approval by the shareholders of BFC of the Agreement and the Merger, as required under applicable law; (ii) receipt of certain regulatory approvals from the Board of Governors of the Federal Reserve System and various other federal and state regulatory authorities; (iii) receipt of an opinion of counsel as to the tax-free nature of certain aspects of the Merger; (iv) receipt of letters from SouthTrust's and BFC's respective auditors as to the availability of pooling-of-interests accounting treatment for the Merger, (v) effectiveness of the Registration Statement and listing, subject to notice of issuance, with the Nasdaq National Market of the SouthTrust Common Stock to be issued in the Merger; and (vi) satisfaction of certain other conditions.





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         For additional information regarding the Agreement and the Stock
Option Agreement, please refer to the copies of such documents, which are incorporated herein by reference, included as Exhibits to this Current Report on Form 8-K.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

         C.  Exhibits

             99.1 Agreement and Plan of Merger, dated as of October 31, 1995, by and between Bankers First Corporation, SouthTrust Corporation and SouthTrust of Georgia, Inc. (including exhibits thereto, other than the Stock Option Agreement, which is included herein as Exhibit 99.2).

             99.2 Stock Option Agreement, dated as of October 31, 1995, issued by Bankers First Corporation to SouthTrust Corporation.

             99.3 Text of press release, dated October 31, 1995, issued by Bankers First Corporation.





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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BANKERS FIRST CORPORATION
                                (REGISTRANT)



                                 /s/ H. M. Osteen, Jr.
                                ----------------------
                                H. M. Osteen, Jr.
                                Chairman, President and Chief Executive Officer



Date:  November 1, 1995

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                               INDEX TO EXHIBITS

                                                                                               Sequential
Exhibit                                                                                         Page No.
-------                                                                                         --------
  99.1         Agreement and Plan of Merger, dated as of October 31, 1995, by and between
               Bankers First Corporation, SouthTrust Corporation and SouthTrust of
               Georgia, Inc. (including exhibits thereto, other than the Stock Option
               Agreement, which is included herein as Exhibit 99.2).

  99.2         Stock Option Agreement, dated as of October 31, 1995, issued by Bankers
               First Corporation to SouthTrust Corporation.

  99.3         Text of press release, dated October 31, 1995, issued by Bankers First
               Corporation.